UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Arcellx, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Arcellx, Inc. Meeting To Be Held On May 24, 2024 For Stockholders of record as of April 1, 2024 Annual Meeting of Stockholders To order paper materials, use one of the Friday, May 24, 2024 9:00 AM, Eastern Time Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/ACLX for following methods. more details You must register to attend the meeting online and/or participate at www.proxydocs.com/ACLX Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/ACLX directions to attend the meeting go to www.proxydocs.com/ACLX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 14, 2024. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Arcellx, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE:  FOR ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 PROPOSAL 1. To elect three Class II directors to hold office until our 2027 annual meeting of stockholders and until their respective successors are elected and qualified. 1.01 Jill Carroll 1.02 Kavita Patel 1.03 Olivia Ware 2. To approve, on an advisory basis, the compensation of the named executive officers identified in the 2023 Summary Compensation Table in the “Executive Compensation” section of the proxy statement (the “Say-on-Pay Vote”). 3. To approve, on an advisory basis, the frequency of future Say-on-Pay Votes. 4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. 5. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.